40th Annual J.P. Morgan Healthcare Conference Company Presentation January 2022 Exhibit 99.1

Disclaimer This presentation contains forward-looking statements and information about our current and future prospects and our operations and financial results, which are based on currently available information. All statements other than statements of historical facts contained in this presentation, including statements regarding our strategy, future financial condition, future operations, projected costs, prospects, plans, objectives of management and expected market growth, are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as ‘‘aim,’’ ‘‘anticipate,’’ ‘‘assume,’’ ‘‘believe,’’ ‘‘contemplate,’’ ‘‘continue,’’ ‘‘could,’’ ‘‘design,’’ ‘‘due,’’ ‘‘estimate,’’ ‘‘expect,’’ ‘‘goal,’’ ‘‘intend,’’ ‘‘may,’’ ‘‘objective,’’ “opportunity,” ‘‘plan,’’ ‘‘predict,’’ ‘‘positioned,’’ ‘‘potential,’’ ‘‘seek,’’ ‘‘should,’’ ‘‘target,’’ ‘‘will,’’ ‘‘would’’ and other similar expressions that are predictions of or indicate future events and future trends, or the negative of these terms or other comparable terminology. These forward-looking statements include express or implied statements about the initiation, timing, progress and results of our current and future clinical trials and current and future preclinical studies of our product candidates; the timing of disclosures regarding our pipeline and additional clinical data for RLY-4008; the potential therapeutic benefits of our product candidates, including potential efficacy and tolerability, and combination potential of our product candidates; whether preliminary results from our preclinical or clinical trials will be predictive of the final results of the trials or any future clinical trials of our product candidates; the possibility that unconfirmed results from these trials will not be confirmed by additional data as the clinical trials progress; the competitive landscape and market opportunities for our product candidates; the expected strategic benefits under our collaborations; our ability to successfully establish or maintain collaborations or strategic relationships for our product candidates; expectations regarding current and future interactions with the U.S. Food and Drug Administration (FDA); our ability to manufacture our product candidates in conformity with the FDA’s requirements; the capabilities and development of our DynamoTM platform; our financial performance; the effect of the COVID-19 pandemic, including mitigation efforts and economic effects, on any of the foregoing or other aspects of our business operations, including but not limited to our preclinical studies and future clinical trials; our plans to develop, manufacture and commercialize our current product candidates and any future product candidates; and the implementation of our business model and strategic plans for our business, current product candidates and any future product candidates. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make due to a number of risks and uncertainties. These and other risks, uncertainties and important factors are described in the section entitled "Risk Factors" in our most recent Annual Report on Form 10-K or most recent Quarterly Report on Form 10-Q, as well as any subsequent filings with the Securities and Exchange Commission. Any forward-looking statements represent our views only as of the date of this presentation and we undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, the occurrence of certain events or otherwise. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and our own internal estimates and research. While we believe these third-party studies, publications, surveys and other data to be reliable as of the date of this presentation, we have not independently verified, and make no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, no independent source has evaluated the reasonableness or accuracy of our internal estimates or research and no reliance should be made on any information or statements made in this presentation relating to or based on such internal estimates and research. This presentation contains trademarks, trade names and service marks of other companies, which are the property of their respective owners.

Relay Tx – Patient-Driven, Growth-Oriented Clear Focus Validated Targets Therapeutic Areas Modalities Small molecules Oncology Genetic diseases Challengers Innovators New Breed of Biotech EXPERIMENTATION COMPUTATION Validated Approach PI3KαPAN RLY-2608 FGFR2 RLY-4008 SHP2 RLY-1971 The more we do, the better we get Execution-Focused

Relay Tx – Created by the Nexus of 3 Unstoppable Forces and Data INTEGRATION Improving Experimental insight Increasing Genomic data 1990 Increasing Computational power Data Data Data Increasing efficiency and effectiveness of drug discovery Motion-Based Drug Design™

The Dynamo™ Platform – Integrating Experimentation with Computation



Cryo-EM
Ambient temp. X-Ray crystallography
NMR and HDX-MS
Integrated structural biophysics
Data-constrained molecular dynamics
Deep structural understanding
EXPERIMENTATION
Chemical biology insights
Bespoke DNA encoded libraries
Target mechanistics
Target mutational landscape analyses
Integrated pharmacology
DMPK model data
Dynamo™ Platform
Long time-scale MD
Free energy calculations
Digitally encoded libraries
Swimming simulations
Differential dynamics
Physics-based simulations
COMPUTATION
AI / ML
ADME/PK models
Active learning
ML-DEL
AlphaFold 2
Generative design

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The Dynamo™ Platform – Experimentation EXPERIMENTATION Chemical biology insights Deep structural understanding Tools Cryo-EM Ambient Temp X-Ray Crystallo-graphy People and Functions Target Mechanistics Nanoscale Chemistry Time-resolved Biophysics Protein Engineering Etc. Experience 2016 Today 3 clinical assets in 5 years

The Dynamo™ Platform – Computation COMPUTATION Physics-based simulations AI / ML Tools Swimming Simulations Virtual Screens Experience 2016 Today 3 clinical assets in 5 years People and Functions Automated Chemical Design Force Field Development Quantum Mechanics Free Energy Methods Etc.

The Dynamo™ Platform – The Power of Experimentation + Computation Chemical biology insights Deep structural understanding Physics-based simulations AI / ML Dynamo™️ Platform EXPERIMENTATION COMPUTATION 5+ earlier stage programs in pipeline 2 therapeutic areas The more we do, the better we get 3 clinical assets PI3KαPAN RLY-2608 FGFR2 RLY-4008 SHP2 RLY-1971

Chemical biology insights Deep structural understanding Physics-based simulations AI / ML Dynamo™️ Platform EXPERIMENTATION COMPUTATION Relay Tx – Our 3-Step Drug Discovery Process Long Time Scale MD Examples of tools used: Examples of tools used: FEP Simulation ML-DEL Screen Virtual Screens Understand how to drug the protein Identify a chemical starting point Optimize until development candidate selected Elucidate novel disease biology Develop and commercialize 2 3 1 ML ADME Models Structural Biophysics

z Relay Tx – Our Current Focus Current Focus Modalities Therapeutic Areas Small molecules Oncology Genetic diseases SHP2 FGFR2 Validated Targets Challenger programs Innovator programs PI3Kα -- Rapid path to clinical POC Clear patient selection strategy Amenable to Relay Tx’s Dynamo™️ platform Increasing Technical Difficulty Increasing Competition Innovators Challengers Fusion Mutation Amplification Target is a driver of disease Source: Image adapted from Babina IS, Turner NC. Nat Rev Cancer 2017;17: 318-332

Relay Tx – We Have Validated Our Approach and Built Significant Advantage PI3KαPAN RLY-2608 Motion-Based Hypothesis Pre-Clinical Validation Clinical Progress The more we do, the better we get SHP2 RLY-1971 Opportunity Size Annual US patient # Note: Patient #’s refer to total annual number of US patients with late-line cancers compared to comprehensive annual incidence that may be amenable to treatment with our programs *SHP2 combo only includes KRAS G12C in lung and CRC, EGFR mutations in lung, and ALK fusions in lung FGFR2 RLY-4008 * * * # First patient dosed 50-156K H1047X, E542X, E545X 8-20K Fusions, Amps, Muts 38-70K Combo*

Innovators FGFR2 RLY-4008 Mutant + WT 8-20K PI3Kα franchise PI3KαPAN RLY-26081 RLY-2608 Pan-mutant allosteric inhibitor 50-156K PI3KαSPECIFIC H1047R-specific RLY-1047R H1047R allosteric inhibitor 15-48K PI3KαOTHER Additional Other novel mutant selective mechanisms To be announced Other oncology 3 programs To be announced Genetic diseases 2 programs To be announced Challengers SHP2 RLY-1971 38-70K2 --- --- To be announced Relay Tx – Our Extensive Precision Medicines Pipeline Note: Patient #’s refer to total annual number of US patients with late-line cancers compared to comprehensive annual incidence that may be amenable to treatment with our programs 1. RLY-2608 covers H1047X, E542X, E545X hot spots; 2. SHP2 combo only includes KRAS G12C in lung and CRC, EGFR mutations in lung, and ALK fusions in lung Target Program Annual US patient # Preclinical Early Clinical Late Clinical

Relay Tx – What to Expect Execution focus underpins value creation RLY-2608 (PI3KαPAN) RLY-4008 (FGFR2) To be disclosed in 1H 2022 Next target in pipeline RLY-1971 (SHP2) $617M Cash, cash equivalents and investments as of the end of Q3 2021 $381M Net proceeds from follow-on offering in October 2021 Expansion cohorts open Additional data update expected in 2H 2022 Clinical trial initiated GDC-6036 (KRAS G12C) combo trial initiated in July 2021

The Dynamo™ Platform – Evolving with Landscape of Leading Edge Techniques Automated chemical design Protein structure prediction (AlphaFold) ML directed free energy calculations Active learning Long-time scale MD Quantitative DEL Generating data to build pharmacokinetic ML models High-throughput and automated chemistry Structural biology on difficult targets Dynamo™️ Platform EXPERIMENTATION COMPUTATION

Relay Tx Programs

FGFR2 – Highlights from RLY-4008 Interim Clinical Data Disclosure (Oct 2021) Robust inhibition of FGFR2 with promising initial tolerability data Safety and Tolerability Early evidence of tumor regressions across several tumor and alteration types (with 3 out of 6 fusion positive cholangiocarcinoma FGFR-inhibitor naïve patients exhibiting confirmed PRs) Early Efficacy No significant hyperphosphatemia (FGFR1) or diarrhea (FGFR4) observed to-date Selectivity RLY-4008 Data Source: RLY-4008 data as presented at 2021 AACR-NCI-EORTC Molecular Targets Conference Preliminary data as of 09-Sept-2021 Data from 2021 AACR-NCI-EORTC Molecule Targets Presentation (October 2021)

FGFR2 – Validated Target Present in Several Tumor Types

RELAY THERAPEUTICS

Three classes of driver alterations in FGFR2



Fusion
Mutation
Amplification

~3K-5K patients in the US per year[1]

~5K-15K patients in the US per year[1]

FGFR2 alterations are observed across multiple tumor types[2]



FGFR2 Annual Cases
(US, comprehensive)
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
Breast
Endometrial
Skin Melanoma
Stomach
Lung
Bladder
Cholangio
Pancreatic
CUP
Ovarian
Fusions
Amplifications
Mutations

FGFR2-altered cancers remain a high unmet medical need

Current FDA Accelerated Approvals for FGFR2-Altered Cancers

Tumor Type	FGFR2 Fusion & Rearrangement	FGFR2 Oncogenic Mutation	FGFR2 Amplification
FGFRi-naïve Cholangio-carcinoma	23-36% ORR Pemigatinib Infigratinib		
FGFRi-resistant Cholangio-carcinoma		No FDA-approved targeted therapy	
Other FGFR2-altered solid tumors			

Sources: Image adapted from Babina IS, Turner NC. Nat Rev Cancer 2017;17: 318-332; FoundationInsights® database, using 8 copies as the threshold for amplification, and including only mutations with known or likely functional significance; SEER and ACS databases
1. Patient #'s refer to total annual number of US patients with late-line cancers vs. comprehensive annual incidence that may be amenable to treatment with our programs; 2. Cholangio, cholangiocarcinoma; CUP, carcinoma unknown primary

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FGFR2 – Selective Inhibitor Required to Address Large Unmet Medical Need

RELAY THERAPEUTICS

FGFRi treatment naïve patient population

Second Line: FGFRi Treatment Naïve Precedent

Compound	Company	Stage	FGFR2 Selective	Response Rate	Dosing Schedule	% of Patients with Hyperphosphatemia[1]	% of Patients with Diarrhea	% of Patients Discontinued or Dose Reduced
Pemigatinib	Incyte	Approved[3]	No	36% (ICC)	2 weeks on, 1 week off	94%	47%	23%
Infigratinib	QED therapeutics	Approved[3]	No	23% (ICC)	3 weeks on, 1 week off	90%	24%	75%
Futibatinib	TAIHO	Phase 2/3	No	42% (ICC)	Once daily dosing	91%	~28%	56%
Erdafitinib	janssen	Approved[3]	No	32% (Urothelial Carcinoma)	Personalized dosing based on phosphate levels[2]	76%	47%	66%

[1] As defined by increased serum phosphate; except for infigratinib which is not specified
[2] Initial dose (8 mg QD) adjusted to 9 mg QD only in absence of hyperphosphatemia
[3] Currently have accelerated approval

High toxicity limits efficacy of non-selective FGFR inhibitors

Late-Line: Retreating with Chemo Precedent

Regimen	Trial	Stage	Population	Response Rate	Progression-Free Survival *(median)*	Overall Survival *(median)*	% Deaths Due to Chemo	% of Patients Discontinued or Dose Reduced
FOLFOX Chemotherapy	ABC-06	Phase 3	All Comers, 2L	3% (ICC)	3.3 months (ICC)	5.7 months (ICC)	4%	74%

Late-line treatment with chemotherapy can be highly toxic and only results in incremental efficacy

A selective inhibitor of FGFR2 with broad activity against acquired resistance mutations is necessary to address significant unmet need in patients with FGFR2-altered tumors

Sources: Pemigatinib – Prescribing information; Infigratinib – Prescribing information; Futibatinib/TAS-120 – AACR 2021 (diarrhea %s approximated from presentation); Erdafitinib – Prescribing information; FOLFOX – ABC-06 Publication in Lancet Oncology 2021

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FGFR2 – Standard Approach to Discovery Has Had Limited Success Standard Approach FGFR1 FGFR2

FGFR2 – Increasing Experimental Resolution Reveals New Opportunities FGFR1 FGFR2 Down Up Down Up Down Up Down Up Down Up Up Up Down Down Down Up Exploiting the dynamic difference between FGFR1 and FGFR2 enabled Relay Tx to design a selective FGFR2 inhibitor We predicted that a segment of FGFR1 would be fully extended outwards more frequently than the same segment in FGFR2

FGFR2 – RLY-4008 Is Potentially the First Highly Selective and Irreversible FGFR2 Inhibitor Pan-FGFR Inhibitors RLY-4008 AZD4547 Erdafitinib Pemigatinib Futibatinib FGFR2 Note: Single experiment that tested each compound run at 500nM against 468 targets in the absence of ATP and without preincubation Source: KINOMEscanTM by Eurofins DiscoverX FGFR1 FGFR2 FGFR3 FGFR4 Percent Control Percent Control

FGFR2 – RLY-4008 First-in-Human (FIH) Study Design

Key Objectives:
MTD/RP2D, safety, pharmacokinetics, biomarkers (ctDNA, tumor markers), preliminary anti-tumor activity

Part 1: Dose Escalation – Enrolling

49 patients recruited over first ~1 year (as of October 2021) → excellent execution to-date

- **Unresectable or metastatic solid tumors**
- **FGFR2-alterations per local assessment (tumor tissue or blood)**
- **Both FGFRi-naïve & FGFRi-treated allowed**

First patient treated in Sept 2020

RP2D →

Part 2: Dose Expansion – Opened December 2021

- *FGFR2*-fusion+ intrahepatic cholangiocarcinoma <u>without prior FGFRi</u>
- *FGFR2*-fusion+ intrahepatic cholangiocarcinoma <u>with prior FGFRi</u>
- *FGFR2*-fusion+, non intrahepatic cholangiocarcinoma with/without prior FGFRi
- *FGFR2*-mutant, advanced solid tumors with/without prior FGFRi
- *FGFR2*-amplified, advanced solid tumors with/without prior FGFRi

Orally dosed; BID and QD schedules explored using the Bayesian Optimal Interval Escalation (BOIN) design; Starting dose was 50 mg BID

MTD, maximum tolerated dose; RP2D: recommended phase 2 dose.

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FGFR2 – RLY-4008 FIH Study: Parallel Bayesian Dose Optimization Ongoing Preliminary data as of 09-Sept-2021 Dose reductions 2020 2021 SEP OCT NOV DEC JAN FEB MAR APR MAY JUN JUL AUG SEP Dose cohort enrollment periods – Bayesian dose optimization with enrichment (ongoing) DLT rate Deprioritized 6/7 (86%) 2/7 (29%) 50 BID 3/3 (100%) 2/3 (67%) 100 BID 2/3 (67%) 1/3 (33%) 30 BID 1/4 (25%) 0/4 (0%) 20 BID RLY-4008 QD dose optimization continues 1/7 (14%) 0/7 (0%) 70 QD 4/11 (36%) 1/11 (9%) 50 QD 0/4 (0%) 0/4 (0%) 30 QD 0/5 (0%) 0/5 (0%) 20 QD 0/5 (0%) 0/5 (0%) 40 QD Enrollment ongoing Source: RLY-4008 data as presented at 2021 AACR-NCI-EORTC Molecular Targets Conference Data from 2021 AACR-NCI-EORTC Molecule Targets Presentation (October 2021)

Data from 2021 AACR-NCI-EORTC Molecule Targets Presentation (October 2021)

FGFR2 – RLY-4008 FIH Study: RLY-4008 QD Safety Profile

RELAY THERAPEUTICS

Treatment-Emergent Adverse Events*


Presumed FGFR2-related AEs
Stomatitis
Dry mouth
Nail toxicities**
Palmar-plantar erythrodysaesthesia syndrome (PPE)
Alopecia
Retinal disorder***
Off-target AEs
Hyperphosphatemia
Other AEs
Fatigue
Nausea
Aspartate aminotransferase increased
Alanine aminotransferase increased
Cough
Vomiting
0 10 20 30 40 50 60 70 80 90 100
Percent, %

Key Off-Target Safety (FGFR1 and FGFR 4)


Grade 1-2
Grade 3
0% 20% 40% 60% 80% 100%
Hyperphosphatemia
0%
16%
16%
Diarrhea
0%
3%
3%

Dry Eye and Corneal Details

RLY-4008 QD dosing
Dry eye: 9% all grades, 0% grade 3+
Corneal AEs: 13% all grades, 0% grade 3+

Bemarituzumab (Phase 2)
Dry eye: 26% all grades, 3% grade 3+
Corneal AEs: 67% all grades, 24% grade 3+

On-target AEs have been mostly low grade (no Gr 4/5, < 10% in the QD dosing regimen), and all of them have been reversible, manageable with dose modification or no intervention and monitorable

Source: RLY-4008 data as presented at 2021 AACR-NCI-EORTC Molecular Targets Conference (QD schedule n=32); Bemarituzumab ASCO 2021 Presentation – notes corneal AEs are defined by Standardised MedDRA Queries (SMQ) of corneal disorders, which includes dry eye
*Included if ≥ 20% based on both QD (n=32) and BID (n=17) schedules.
**Included preferred terms of nail disorder, nail discoloration, nail ridging, onychalgia, onychoclasis, onycholysis, onychomadesis, paronychia.
***Included preferred terms of retinal pigment epithelium detachment, retinopathy, blurred vision, subretinal fluid.

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Preliminary data as of 09-Sept-2021

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FGFR2 – RLY-4008 FIH Study: RLY-4008 Induced Radiographic Tumor Regression in FGFR Inhibitor-Naïve FGFR2-Fusion+ Cholangiocarcinoma Source: RLY-4008 data as presented at 2021 AACR-NCI-EORTC Molecular Targets Conference *Confirmed PR; #Tumor resection after data cut off. FGFRi, fibroblast growth factor receptor inhibitor PR, partial response. Preliminary data as of 09-Sept-2021 Best RECIST change from baseline 3/6 patients exhibit a confirmed PR 3/6 patients ongoing on treatment, and 1 patient had resection with curative intent Relative change from baseline in tumor size Pan-FGFR benchmark in this population is 23-36% ORR * * * # 70 QD Resection 50 QD 30 QD ## Most Recent Dose 50 QD Doses 100 BID 50 BID 70 QD 50 QD 30 QD 70 QD 30 QD Data from 2021 AACR-NCI-EORTC Molecule Targets Presentation (October 2021) 30 QD (ongoing) Dose reduced patient with deepening response over time Doses 100 BID 50 BID 70 QD 50 QD 30 QD

FGFR2 – RLY-4008 FIH Study: RLY-4008 Exhibited Activity in Pan-FGFR Inhibitor Resistant FGFR2-Fusion Cholangiocarcinoma Regardless of FGFR2 Resistance Mutations Preliminary data as of 09-Sept-2021 Source: RLY-4008 data as presented at 2021 AACR-NCI-EORTC Molecular Targets Conference Note: (N550, N549), (V565, V564), (E566, E565), (L618, L617) are different terminology for the same mutated site; ctDNA, circulating DNA; FGFRi, fibroblast growth factor receptor inhibitor Testing pending No resistance mutation at baseline Resistance mutation not cleared at C2D1 Resistance mutation cleared at C2D1 Clearance of resistance clones implies greater duration in earlier line patients 13/21 (62%) patients with tumor reduction > 10% 7/10 (70%) patients with FGFR2 resistance mutations at baseline had all identified resistance mutations rendered undetectable at C2D1 No resistance mutation detected at baseline Testing pending N550 V565 E566 L618 ≥ 1 resistance mutation detected at baseline, and all rendered undetectable at C2D1 ≥ 1 resistance mutation detected at baseline and C2D1 N550 V565 E566 L618 Data from 2021 AACR-NCI-EORTC Molecule Targets Presentation (October 2021)

Data from 2021 AACR-NCI-EORTC Molecule Targets Presentation (October 2021)

FGFR2 – RLY-4008 FIH Study: RLY-4008 Showed Radiographic Tumor Regression in FGFR2 Oncogenic Mutations and in FGFR2 Amplifications

FGFR2 Oncogenic Mutations


Best Change from Baseline (%) by RECIST
60
50
40
30
20
10
0
-10
-20
-30
-40
-50
-60
-70
-80
-90
30 QD
70 QD
30 BID
70 QD
70 QD
30 QD
*
70 QD
^
40 QD
First known confirmed PR for an FGFR inhibitor for FGFR-mutated breast cancer[1]
Tumor Type
BC
BC
BC
Mutation
S252W
F276C
N550K
F276C
H167_N173del
K660E
N550K
C383R

FGFR2 Amplifications


Best Change from Baseline (%) by RECIST
30
20
10
0
-10
-20
-30
-40
-50
-60
-70
-80
-90
70 QD
100 BID
50 BID
Patient remains on treatment in C12 at 50 mg QD
Tumor Type
BC
Amplification
FC 3.0
CN 4-5
CN >50

No FDA-approved FGFR targeted therapies for FGFR2 oncogenic mutations or amplifications

Breast cancer (BC)

*Confirmed PR with increased tumor reduction after data cut; ^PR pending confirmation.
1. Based on Company's review of presented meeting abstracts and published studies to-date.
Note: FC, fold change; CN, copy number.
Source: RLY-4008 data as presented at 2021 AACR-NCI-EORTC Molecular Targets Conference

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Preliminary data as of 09-Sept-2021

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FGFR2 – RLY-4008 First-in-Human (FIH) Study Design

Key Objectives:
MTD/RP2D, safety, pharmacokinetics, biomarkers (ctDNA, tumor markers), preliminary anti-tumor activity

Part 1: Dose Escalation – Enrolling

- Unresectable or metastatic solid tumors
- FGFR2-alterations per local assessment (tumor tissue or blood)
- Both FGFRi-naïve & FGFRi-treated allowed

70 mg QD dose chosen for part 2 dose expansion

RP2D

First patient treated in Sept 2020

Part 2: Dose Expansion – Opened December 2021

- *FGFR2*-fusion+ intrahepatic cholangiocarcinoma <u>without prior FGFRi</u>
- *FGFR2*-fusion+ intrahepatic cholangiocarcinoma <u>with prior FGFRi</u>
- *FGFR2*-fusion+, non intrahepatic cholangiocarcinoma with/without prior FGFRi
- *FGFR2*-mutant, advanced solid tumors with/without prior FGFRi
- *FGFR2*-amplified, advanced solid tumors with/without prior FGFRi

Orally dosed; BID and QD schedules explored using the Bayesian Optimal Interval Escalation (BOIN) design; Starting dose was 50 mg BID

MTD, maximum tolerated dose; RP2D: recommended phase 2 dose.

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FGFR2 – Highlights from RLY-4008 Interim Clinical Data Disclosure (Oct 2021) Robust inhibition of FGFR2 with promising initial tolerability data Safety and Tolerability Early evidence of tumor regressions across several tumor and alteration types (with 3 out of 6 fusion positive cholangiocarcinoma FGFR-inhibitor naïve patients exhibiting confirmed PRs) Early Efficacy No significant hyperphosphatemia (FGFR1) or diarrhea (FGFR4) observed to-date Selectivity RLY-4008 data support: Implications for Relay Tx Relay Tx’s Dynamo™ platform and approach Relay Tx’s clinical development execution capabilities Ability to achieve rapid proof-of-concept to enable further clinical development RLY-4008 Data Source: RLY-4008 data as presented at 2021 AACR-NCI-EORTC Molecular Targets Conference Preliminary data as of 09-Sept-2021 Data from 2021 AACR-NCI-EORTC Molecule Targets Presentation (October 2021)

PI3Kα Opportunity Is Among the Largest Ever for Precision Oncology

RELAY THERAPEUTICS

Pan-mutant selective drug represents significant clinical opportunity

US Patients – Solid Tumors Incidence (Annual)[1]



~156K
~58K
~99K
E542X, E545X
~9K
H1047X
(excl. H1047R)
~48K
H1047R
KRAS G12C
PI3Kα

PI3Kα alterations observed across multiple tumor types – select indications

US Patients - Comprehensive Incidence (Annual)



90
80
70K
60K
50K
40K
30K
20K
10K
0
H1047X
E542X, E545X
~58K
~7K
~4K
~600
~86K
HER2- Breast
HNSCC[2]
Cervical
CCOC[3]
Solid Tumors (other)

Evolution of PI3K inhibitors

- *First gen* — Pan-PI3K/mTOR inhibitors: Significant toxicity
- *2010s* — Pan-PI3K inhibitors: Significant toxicity
- *2019* — PI3Kα-predominant inhibitor (alpelisib): PFS benefit with limited TI
- *Today* — **Pan-mutant selective inhibitor needed**

Sources: FoundationInsights® database; SEER; Alpelisib – FDA prescribing label

1. Annual incidence of solid tumors with KRAS G12C, PI3K H1047R, PI3K H1047X, PI3K E542X + E545X alterations; 2. Head & Neck Squamous Cell Carcinoma; 3. Clear Cell Ovarian Cancer

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PI3Kα – Existing Inhibitors Establish POC, but Have Limited Therapeutic Window

Hyperglycemia is on-target tox from PI3Kα WT

Breast Cancer

Monotherapy and Combo Data from Leading Competitors

Compound/ Company	Stage	Mutant Selective	Regimen	Response Rate	% of Patients with Hyperglycemia	% of Patients with GI Toxicity	% of Patients Discontinued or Dose Reduced
Alpelisib NOVARTIS	Approved	No	Monotherapy (Dose Escalation)	3% (1/36)	52% (24% Gr3-4)	40%	52%
			Combo (Fulvestrant) in mBC, CDKi pre-treated	19% mPFS 7.3mo	58% (28% Gr3-4)	60%	83%[1]
Inavolisib Genentech	Phase 3	No	Monotherapy (Dose Escalation)	20% (4/20)	70% (20% Gr3-4)	40%	30%[2]
			Triplet mBC Combo, no prior CDKi (CDK4/6 + Fulvestrant)	40% (6/15)	61% (23% Gr3-4)	48%	36%

1. Includes dose interruptions in addition to dose reductions and discontinuations
2. Dose reductions only; discontinuations not reported

Non-Breast Cancer

Monotherapy Anecdotal Responses Validate PIK3CA as a Tumor Driver Outside Breast Cancer

Compound	PI3K Isoform Selectivity	Mutant Selective	Tumor Types Where Monotherapy Objective Responses In PIK3CAm Patients Have Been Observed (# of Patients)
Alpelisib	Alpha-Predominant	No	Cervical (6), Breast (2), Endometrial (2), Colorectal (2), GIST (2), Head & Neck (1)
Inavolisib	Alpha-Predominant	No	Breast (4)
Taselisib	Alpha, Delta, Gamma	No	Head & Neck (4), Breast (3), Endometrial (2), Cervical (2), CCA (2), CRC (1), Pancreatic (2), Salivary Gland (1)
CYH33	Alpha-Predominant	No	Clear-Cell Ovarian (1), Other Ovarian (1), Breast (1), CRC (1), Gastric (1)

Sources: Alpelisib Monotherapy – Juric et al 2018; Alpelisib Combo – 2021 SABCS Presentation – BYLieve Cohort A; Inavolisib Monotherapy – SABCS 2019 Poster, Inavolisib Combo – SABCS 2020 Poster; Taselisib Monotherapy – Jhaveri et al 2020; CYH33 – ESMO-TAT 2020 Presentation

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PI3Kα – Relay Tx Has a Unique Understanding of PI3Kα

KRAS experience teaches us pan-mutant coverage is required

Similarities between PI3K and KRAS:

- ✅ Clear oncogenic driver
- ✅ Mutations cluster at a few key hotspots
- ✅ Hotspot mutations can occur with multiple different alleles

KRAS G12C

Examples of on-target resistance mechanisms:
- KRAS G13D
- KRAS G12V
- KRAS Y96D

On-target resistance to mutation-specific inhibitors can result in escape via different allele at same site or mutation at another hotspot

Relay Tx has a unique understanding of PI3Kα

Kinase domain mutation hotspot H1047

Orthosteric site



Helical domain mutation hotspots E542 and E545

RLY-2608 (pan-mutant selective) is the foundation of our franchise

PI3Kα Franchise	PI3Kα[PAN]	**RLY-2608*** *Pan-mutant selective allosteric inhibitor*
	PI3Kα[SPECIFIC]	*H1047R-specific allosteric inhibitor*
	PI3Kα[OTHER]	*Other PI3Kα allosteric programs*

Source: Hata, Helst, & Corcoran et al, *Cancer Discovery* 2021
*RLY-2608 covers H1047X, E542X, E545X hot spots

Confidential | © 2022 Relay Therapeutics

32

PI3Kα – Proprietary Insights Unlock Additional Approaches A differentiated understanding of the structure of PI3Kα and its relationship to function equips Relay Tx to design optimal mutant-selective inhibitors of PI3Kα Designed pan-mutant selective PI3Kα inhibitor (PI3KαPAN) Discovered novel allosteric pocket favored in mutant protein Solved first full-length structures of PI3Kα (mutant and wild-type) Mutant PI3Kα Orthosteric Site

PI3Kα – RLY-2608 Has Shown Mutant and Isoform Biochemical Selectivity

Mutant vs. WT PI3Kα potency


RLY-2608 has shown biochemical selectivity for mutant over wild type PI3Kα
Potency (nM)
50
45
40
35
30
25
20
15
10
5
0
H1047R E542K E545K WT H1047R E542K E545K WT H1047R E542K E545K WT
Alpelisib
Inavolisib
RLY-2608

Mutant PI3Kα vs. other isoform potency


RLY-2608 was inactive on other isoforms
δ (delta) isoform is an important anti-target for GI toxicity
Potency (nM)
11,000
10,000
9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
α-mut β δ γ α-mut β δ γ α-mut β δ γ
PI3K Isoforms
Alpelisib
Inavolisib
RLY-2608

Source: RLY-2608 data as presented in 2021 AACR-NCI-EORTC Molecular Targets Conference poster presentation

Confidential | © 2022 Relay Therapeutics
34

PI3Kα – RLY-2608 Is Selective Across the Kinome RLY-2608 inhibited only PI3Kα, with preferential inhibition of mutant Source: RLY-2608 data as presented in 2021 AACR-NCI-EORTC Molecular Targets Conference poster presentation

PI3Kα – In Vivo Tumor Regressions Across Both Mutation Hotspots (Mouse Study)

H1047R mutant (HCC1954) (mouse)



2500
2000
1500
1000
500
0
Tumor Volume
(Mean ± SEM, mm3)
0
10
20
30
40
Days of Treatment
Vehicle
Alpelisib PO 50mpk QD
Inavolisib 25mg/kg QD
RLY-2608 25mg/kg BID
RLY-2608 50mg/kg QD
RLY-2608 100mg/kg BID

E545K mutant (MDAMB361) (mouse)[1]



2000
1500
1000
500
400
300
200
100
0
Tumor Volume
(Mean ± SEM, mm3)
0
10
20
30
40
Days of Treatment
Vehicle
Alpelisib PO 50mpk QD
Inavolisib 25mg/kg QD
RLY-2608 25mg/kg BID
RLY-2608 50mg/kg QD
RLY-2608 100mg/kg BID

RLY-2608 achieved active doses with less insulin than orthosteric inhibitors[2]



Insulin levels after repeat dosing in tumor-bearing mice
20
15
10
5
0
(ng/mL)
4
12
Time (hr)
Vehicle
Alpelisib PO 50mpk QD
Inavolisib 25mg/kg QD
RLY-2608 25 mg/kg BID
RLY-2608 50mg/kg QD
RLY-2608 100mg/kg BID

Consistent results for 1-hour time point[3]

Source: RLY-2608 data as presented in 2021 AACR-NCI-EORTC Molecular Targets Conference poster presentation

1. This model also carries a second mutation at K567R; 2. HSC2 model; 3. Similar results observed in the same background strain at 1hr timepoint in the MCF7 (E545K) model

Confidential | © 2022 Relay Therapeutics

36

PI3Kα – RLY-2608 Combines with Standard of Care Therapies to Drive Regressions in ER+/HER2- Breast Cancer Models

ST1056 (ER+/HER2-; H1047R)

ST986 (ER+/HER2-; E542K)

Superior efficacy observed preclinically in the triple combination



RLY-2608
Fulvestrant and combo
Abemaciclib and combo
Triple combo
% Change in Tumor Volume
1500
1000
500
50
0
-50
-100
¼ of fully efficacious monotherapy dose



RLY-2608
Fulvestrant and combo
Abemaciclib and combo
Triple combo
% Change in Tumor Volume
1000
800
600
400
200
50
0
-50
-100
¼ of fully efficacious monotherapy dose

Vehicles
RLY-2608 25mg/kg BID
Fulvestrant 5mg/mouse QW
RLY-2608 25mg/kg BID + fulvestrant
Abemaciclib 25mg/kg QD
RLY-2608 25mg/kg BID + abemaciclib
RLY-2608 25mg/kg BID + fulvestrant + abemaciclib

Combination arms with similar tolerability to monotherapy arms

Source: RLY-2608 data as presented in 2021 SABCS poster presentation

Confidential | © 2022 Relay Therapeutics

37

PI3Kα – RLY-2608 Trial Design

RELAY THERAPEUTICS

	Part 1: Dose Escalation		Part 2: Dose Expansion
RLY-2608 Arm	*PIK3CA*mut advanced solid tumors	MTD/RP2D	*PIK3CA*mut Clear Cell OvCA (N = 15)
			*PIK3CA*mut HNSCC (N = 15)
			*PIK3CA*mut Cervical CA (N = 15)
			Other solid tumors with a *PIK3CA*mut [a] (N = 15)
			PIK3CA double mutant advanced solid tumors [b] (N=15)
RLY-2608 + Fulvestrant Arm	*PIK3CA*mut, HR+ HER2- advanced / met BC	MTD/RP2D	*PIK3CA*mut, HR+, HER2- advanced breast cancer, with NO prior PI3K alpha inhibitor (N = 15)
			*PIK3CA*mut, HR+, HER2- advanced breast cancer, intolerant to PI3K alpha inhibitor [c] (N = 15)

First-in-human clinical trial initiated

a. Excludes PIK3CAmut clear cell OvCA, HNSCC, and Cervical cancer patients; b. Double mutation defined as one major PIK3CA mutation (E542X, E545X, H1047X) + ≥1 additional PI3KCA mutation per local assessment; c.Intolerance to PI3K alpha inhibitors is defined as treatment discontinuation due to treatment-related AE (e.g., hyperglycemia, rash, diarrhea, stomatitis) other than severe hypersensitivity reaction and/or life-threatening reactions, such as anaphylaxis and Stevens-Johnson syndrome.

Confidential | © 2022 Relay Therapeutics

Challengers – Supporting the Build of Our Dynamo™ Platform Increasing Technical Difficulty Increasing Competition Innovators Challengers Challengers Have Lower Technical Risk Challengers Solve Problems with “Known” Answers Enable higher volume of programs Serve as a data factory and increase experience Our challengers: SHP2 RLY-1971 -- EXPERIMENTATION COMPUTATION The more we do, the better we get

SHP2 – RLY-1971 Is Potent and Selective with Potential for Multiple Therapeutic Uses Potential Patient Populations Key Differentiating Features of RLY-1971 RLY-1971 and GDC-6036 (KRAS G12C) combination trial initiated in July 2021 Projected to be continuous once daily dosing Dosing potential Demonstrated 750pM IC50 inhibition of SHP2 in biochemical assays Potency Chemically distinct from other SHP2 inhibitors Novel chemistry RLY-1971 Discovery Time from hit to development candidate (DC) # of chemical series RLY-1971 (SHP2) Hit DC ~2 years 22 Conventional drug discovery approach Hit DC ~3-5+ years 1-2 Sources: SEER; Foundation Medicine Insights; JAMA Netw Open. 2019;2(5):e192535. doi:10.1001/jamanetworkopen.2019.2535 20 15 10 0 35 5 30 25 NSCLC CRC 2021 U.S. Patients (000’s) EGFR mut. PD-1/PD-L1 ALK fusions KRAS G12C ~31K ~6K Based on annual comprehensive incidence in the US 60 20 120 0 40 80 100 ~103K ~32K 2021 U.S. Patients (000’s) % pts. eligible x % pts. respond to checkpoint inhibitors (US) Solid Tumors

Challengers – Creating a Data Factory The acquisition of our ML-DEL capabilities unlocks our ability to be a data factory Chemical biology insights Deep structural understanding Physics-based simulations AI / ML Dynamo™️ Platform EXPERIMENTATION COMPUTATION ML-DEL 001000001001001001010111001001001001001000100101001001001001001101010110 001110010110001011000100000100100100101010100111 100100100100100010010100 101001110010010010010010001001010010010010010011010100011100101100010110 Large Datasets Insightful Predictions ML Algorithms Data Experimental Validation

Relay Tx – What to Expect Execution focus underpins value creation RLY-2608 (PI3KαPAN) RLY-4008 (FGFR2) To be disclosed in 1H 2022 Next target in pipeline RLY-1971 (SHP2) $617M Cash, cash equivalents and investments as of the end of Q3 2021 $381M Net proceeds from follow-on offering in October 2021 Expansion cohorts open Additional data update expected in 2H 2022 Clinical trial initiated GDC-6036 (KRAS G12C) combo trial initiated in July 2021